SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2003

WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.

as Depositor and Master Servicer under a
Pooling and Servicing Agreement
dated as of May 1, 2003
providing for the issuance of

WaMu MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 2003-AR6
(Exact name of Registrant as specified in its charter)

Delaware	333-103345	94-2528990
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1201 THIRD AVENUE, WMT 1706
SEATTLE, WASHINGTON 98101
(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code: (206) 377-8555

ITEM 1.  Changes in Control of Registrant.   Not Applicable.

ITEM 2.  Acquisition or Disposition of Assets.   Not Applicable.

ITEM 3.  Bancuptcy or Receivership.   Not Applicable.

ITEM 4.  Changes in Registrant's Certifying Accountant.   Not Applicable.

ITEM 5.  Other Events.   Not Applicable.

ITEM 6.  Resignations of Registrant's Directors.   Not Applicable.

ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

The following exhibit is filed herewith:

99.1 Intex model (the “Intex Model”) prepared by Bear, Stearns & Co. Inc. in connection with the Registrant´s WaMu Mortgage Pass-Through Certificates, Series 2003-AR6 (the “Certificates”). The Intex Model allows prospective investors to generate hypothetical performance data with respect to the Certificates based on assumptions chosen by them regarding certain characteristics of the related mortgage loans. Access to the Intex Model can be obtained by contacting Jeff Maggard at Bear, Stearns & Co. Inc. at 212-526-7000.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.
Date: May 20, 2003	By:	/s/ Richard Careaga Richard Careaga First Vice President and Counsel